Exhibit No. 32.2

Form 10-KSB
Elva International, Inc.
File No. 000-29201


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Elva International, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick Misko, Chief Financial Officer (or equivalent thereof) of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 8, 2004

                            By: /s/ Patrick Misko
                            ---------------------------------
                            Eric Patrick Misko
                            Chief Financial Officer (or equivalent thereof)




A signed original of this written statement required by Section 906 has been provided to Elva International, Inc. and will be retained by Elva International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.